                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                      Phil Frohlich

Address:                                   c/o Prescrott Group Capital
                                           Management, L.L.C.
                                           1924 South Utica, Suite 1120
                                           Tulsa, OK 74104

Date of Event Requiring Statement:         10/16/19